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                                                                     Exhibit 4.1



                             [FRONT OF CERTIFICATE]

[GRAPHIC DESIGN IN UPPER LEFT CORNER OF A        [GRAPHIC DESIGN IN UPPER RIGHT
BOX LABELED "NUMBER' WITH THE LETTERS            CORNER OF A BOX LABELED
"IRM" INSIDE THE BOX.]                           "SHARES."]

            [PICTURE OF A WOMAN STANDING IN FRONT OF AN OPEN VAULT.]

[IRON MOUNTAIN LOGO]                              THIS CERTIFICATE IS
                                                  TRANSFERABLE IN BOSTON, MA OR
                                                  NEW YORK, NY

                                                           CUSIP 462846  10 6

INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR
OF THE COMMONWEALTH OF PENNSYLVANIA                        CERTAIN DEFINITIONS

                           IRON MOUNTAIN INCORPORATED

This is to Certify that

                                  --SPECIMEN--

is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF

[SUPERIMPOSED OVER THE FOLLOWING PARAGRAPH ARE THE WORDS "CERTIFICATE OF STOCK"]

Iron Mountain Incorporated, transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Pennsylvania and to the Articles of Incorporation and the By-laws of the Corporation as from time to time amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         In Witness Whereof, the Corporation has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated

[Signature of John F. Kenny, Jr.]   [CORPORATE   [Signature of C. Richard Reese]
EXECUTIVE VICE PRESIDENT AND           SEAL]               CHAIRMAN AND
CHIEF FINANCIAL OFFICER                          CHIEF EXECUTIVE OFFICER

[ALONG THE RIGHT MARGIN:]
COUNTERSIGNED AND REGISTERED:

                           BankBoston, N.A.

                                   TRANSFER AGENT AND REGISTRAR

                           [Authorized signature here]

                              AUTHORIZED SIGNATURE




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                            [REVERSE OF CERTIFICATE]

The Corporation is authorized to issue more than one class of stock. The Corporation will furnish to the holder hereof, upon request and without charge,
(i) a full or summary statement of the designations, voting rights, preferences, limitations, and special rights of the shares of each class or series authorized to be issued by the Corporation so far as the same have been fixed and determined, and (ii) the authority of the Board of Directors of the Corporation to fix and determine such rights and designations.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common     UNIF GIFT MIN ACT  -....Custodian   ....
                                                            (Cust)      (Minor)

TEN ENT  - as tenants by the entireties          under Uniform Gifts to Minors

JT TEN   - as joint tenants with right of
           survivorship and not as tenants         Act.................
           in common                                     (State)

    Additional abbreviations may also be used though not in the above list.

    For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[BOX]___________________________________________________________________________

             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       -----------------------
                                                -------------------------------
                                                NOTICE: THE SIGNATURE TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN
                                                EVERY PARTICULAR WITHOUT
                                                ALTERATION OR ENLARGEMENT OR
                                                ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                          -----------------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




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